EXHIBIT 1.A(10)(b)

                              Form of Application

[LOGO] PHOENIX  100 Bright Meadow Blvd., PO Box 1900                               MULTI LIFE APPLICATION FOR LIFE INSURANCE PART 1
                Enfield CT 06083-1900
Company is defined as indicated below:
[ ] Phoenix Home Life Mutual Insurance Company    [ ] PHL Variable Insurance Company        [ ] Phoenix Life and Annuity Company
[ ] Phoenix Life Insurance Company                [ ] Phoenix National Insurance Company    [ ] ________________________________
PLEASE NOTE: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
===================================================================================================================================
SECTION I - FIRST PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)      Sex                       Birthdate (Month, Day, Year)
                                                                     [ ] Male  [ ] Female
-----------------------------------------------------------------------------------------------------------------------------------
Birthplace (State or Country)                                      United States Citizen     Social Security Number
                                                                     [ ] Yes  [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
Driver's License No. (Include State)            Marital Status
                                                  [ ] Single   [ ] Married   [ ] Widowed   [ ] Divorced   [ ]  Separated
-----------------------------------------------------------------------------------------------------------------------------------
Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)               Home Telephone Number
                                                                                             (    )
-----------------------------------------------------------------------------------------------------------------------------------
Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

-----------------------------------------------------------------------------------------------------------------------------------
Current Occupation and Duties                                      Employer                  Length of Employment

-----------------------------------------------------------------------------------------------------------------------------------
Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)           Bus. Phone No. (Include Ext.)
                                                                                             (    )                   X
-----------------------------------------------------------------------------------------------------------------------------------
Email Address

===================================================================================================================================
SECTION II - SECOND PROPOSED INSURED - (FOR ADDITIONAL PROPOSED INSUREDS, COMPLETE SUPPLEMENT PACKAGE)
-----------------------------------------------------------------------------------------------------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)      Sex                       Birthdate (Month, Day, Year)
                                                                     [ ] Male  [ ] Female
-----------------------------------------------------------------------------------------------------------------------------------
Birthplace (State or Country)                                      United States Citizen     Social Security Number
                                                                     [ ] Yes  [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
Driver's License No. (Include State)            Marital Status
                                                  [ ] Single   [ ] Married   [ ] Widowed   [ ] Divorced   [ ]  Separated
-----------------------------------------------------------------------------------------------------------------------------------
Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)               Home Telephone Number
                                                                                             (    )
-----------------------------------------------------------------------------------------------------------------------------------
Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

-----------------------------------------------------------------------------------------------------------------------------------
Current Occupation and Duties                                      Employer                  Length of Employment

-----------------------------------------------------------------------------------------------------------------------------------
Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)           Bus. Phone No. (Include Ext.)
                                                                                             (    )                   X
-----------------------------------------------------------------------------------------------------------------------------------
Email Address

===================================================================================================================================
SECTION III - OWNERSHIP
-----------------------------------------------------------------------------------------------------------------------------------
[ ]A1. Insureds Jointly                                  [ ]D. Partnership (INCLUDE NAME OF ALL PARTNERS - IF PARTNERSHIP
                                                               IS LIMITED, INDICATE WHICH PARTNERS ARE GENERAL PARTNERS)
[ ]B.  Successive Owners

[ ]B1. Owners Jointly                                    [ ]E. Sole Proprietorship (INCLUDE NAME OF SOLE PROPRIETOR)

[ ]C.  Corporation its successors or assigns (INCLUDE    [ ]F. Trust (INCLUDE NAME AND DATE OF TRUST, NAME OF TRUSTEE(S)
       STATE OF INCORPORATION)                                 AND OF GRANTOR)

(Complete section below if B,C,D,E or F are checked)
IF OWNER IS OTHER THAN PROPOSED INSUREDS, PREMIUM NOTICE WILL BE SENT. Give Owner's Name, Mailing Address, Relationship to Proposed
Insured, and Social Security Number or Tax Identification Number:

Name: ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________

Address: ___________________________________________________________________________________________________________________

Social Security or Tax I.D. Number: _____________________ Relationship: _______________________ Date of Birth: ___________________
-----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT OWNER
Name: ___________________________________________________ Date of Birth _______________________ Relationship _____________________

ULTIMATE OWNER, Check one. If none checked, insureds will be ultimate owner.
[ ] Insureds Jointly   [ ] Executor or administrator of the survivor of the primary and contingent owners
-----------------------------------------------------------------------------------------------------------------------------------

OL2556                                                    1 of 7                                                               4-99

===================================================================================================================================
SEND PREMIUM NOTICES TO: (IN ADDITION TO OWNER)
[ ] Proposed Insureds:   [ ] Home Address   [ ] Business Address
[ ] Other (Name and Address) _______________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
CONFIRM STATEMENTS AND PROXIES FOR VARIABLE PLANS OF INSURANCE (IN ADDITION TO OWNER)
[ Proposed Insureds   [ ] Other ____________________________________________________________________________________________
===================================================================================================================================
SECTION IV - BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Owner   [ ] Survivor of Said Insureds
-----------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary       Relationship to Proposed Insureds       Date of Birth (If Available)       Soc. Sec. No. (If known)

-----------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary       Relationship to Proposed Insureds       Date of Birth (If Available)       Soc. Sec. No. (If known)

-----------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary    Relationship to Proposed Insureds       Date of Birth (If Available)       Soc. Sec. No. (If known)

-----------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary    Relationship to Proposed Insureds       Date of Birth (If Available)       Soc. Sec. No. (If known)

-----------------------------------------------------------------------------------------------------------------------------------
Trust
[ ] Trust under insured's will
[ ] Inter vivos - Provide name of Trustee  ________________________________________________________ Date of Trust _______________
-----------------------------------------------------------------------------------------------------------------------------------
A beneficiary to qualify for payment must be living: (Check A or B, otherwise A will apply)
[ ] A. at the Proposed Insured's death.     [ ] B. on the 30th day after the date of the Proposed Insured's death.
===================================================================================================================================
SECTION V - COVERAGE APPLIED FOR
-----------------------------------------------------------------------------------------------------------------------------------
PLAN OF INSURANCE                                            BASIC POLICY AMOUNT
                                                             $
===================================================================================================================================
SECTION VI - MODE OF PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Annual                                          [ ] Quarterly                                       [ ] Semi-Annual
[ ] Monthly (Variable Life Insurance Only)          [ ] PCS (Phoenix Check-O-Matic Service)
                                                    Minimum Monthly Check for Each Service - $25.00 for TRADITIONAL
                                                                                             $25.00 for VARIABLE

Multiple Billing Option - Give # or Details ________________________________________________________________________________

[ ] List Bill  [ ] EICS  [ ] Salary Allotment  [ ] Pension   [ ] Money Purchase Pension   [ ] Other ________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:

Existing Policy Number or PCS File Number ________________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my (our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.



Attach Void Check Here



Signature of depositor (if different from owner) ______________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------

OL2556                                                  2 of 7                                                           4-99

================================================================================
SECTION VII - RIDERS AND FEATURES FOR TRADITIONAL PLANS OF INSURANCE
--------------------------------------------------------------------------------
FIRST PROPOSED INSURED
--------------------------------------------------------------------------------
[ ] Survivor Insurance Purchase Option
[ ] Disability Waiver of Premium on Insured
[ ] Conditional Exchange
[ ] Four Year Survivorship
[ ] Term Life Rider $__________
[ ] Survivor Premium Protector Rider
    Amount $__________  Number of years __________
[ ] Other ___________________________________
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED [ ] NO COL
--------------------------------------------------------------------------------
Additional Insured Term Rider (AITR) $____________
--------------------------------------------------------------------------------
PAPOR (check one)
   [ ] PAPOR A-Flexible   [ ] PAPOR B-Flexible with Optionterm
   Number of years payable ____________
Intended premium payments for the first 7 years:
Year 1 __________          Year 5 __________
Year 2 __________          Year 6 __________
Year 3 __________          Year 7 __________
Year 4 __________    MAXIMUM AMOUNT $__________
--------------------------------------------------------------------------------
Dividend Option
--------------------------------------------------------------------------------
[ ] OPTIONTERM
    OPTIONTERM DEATH BENEFIT $____________

Premium Paying Coverage     [ ] Yes   [ ] No or
   % of increase ________________________________________
[ ] Accumulate at Interest
[ ] Paid-up Additional Insurance (PUA)
[ ] One Year Term with Balanced to:
[ ] Cash   [ ] PUA   [ ] ACCUM   [ ] RP
[ ] Reduce Premium
[ ] Cash
[ ] Other _______________________________________________
          _______________________________________________
          _______________________________________________
--------------------------------------------------------------------------------
Automatic Premium Loan, if applicable  [ ] Yes   [ ] No
--------------------------------------------------------------------------------
Policy Loan Interest Rate, if applicable (If none checked, "Variable" will
apply.)     [ ] Variable   [ ] Fixed
--------------------------------------------------------------------------------
Total Insurance Face Amount (Total of all shaded areas) $___________________________
================================================================================
SECOND PROPOSED INSURED
--------------------------------------------------------------------------------
[ ] Survivor Insurance Purchase Option
[ ] Disability Waiver of Premium on Insured
[ ] Conditional Exchange
[ ] Four Year Survivorship
[ ] Term Life Rider $__________
[ ] Survivor Premium Protector Rider
    Amount $__________  Number of years __________
[ ] Other ____________________________________
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED [ ] NO COL
--------------------------------------------------------------------------------
Additional Insured Term Rider (AITR) $____________
--------------------------------------------------------------------------------
Dividend Option
--------------------------------------------------------------------------------
[ ] OPTIONTERM
    OPTIONTERM DEATH BENEFIT $____________
Premium Paying Coverage   [ ] Yes   [ ] No or
   % of increase ________________________________________
--------------------------------------------------------------------------------
Total Insurance Face Amount (Total of all shaded areas)

$__________________________________________
================================================================================
SECTION VIII - RIDERS AND FEATURES FOR VARIABLE/UNIVERSAL PLANS OF INSURANCE
--------------------------------------------------------------------------------
FIRST PROPOSED INSURED
--------------------------------------------------------------------------------
[ ] Disability Payment of a specified Annual Premium Amount.
    Annual Amount $ _______________________________________
[ ] Policy Exchange Option Rider
[ ] Term Insurance Rider $ ________________________________
[ ] Survivor Purchase Option Rider
[ ] Survivor Premium Payment $ _______________ years __________
[ ] 4-Year Survivorship Term
[ ] Disability Benefit Rider $ _____________________
[ ] Term Life Rider $ ____________
[ ] Age 100+ Rider
[ ] Coverage Protection Rider
[ ] Conditional Exchange Option Rider
[ ] Other _________________________________________________
[ ] Other _________________________________________________
Death Benefit Option (check one): If none checked Option 1 will apply.
[ ] Option 1 - Level Face Amount
[ ] Option 2 - Increasing Face Amount
[ ] Estate Term Rider $______________
    ANNUAL INCREASE OPTIONS
    [ ] Fixed % __________
    [ ] Fixed $ __________
    [ ] Premium Paid
    [ ] Other _____________________________________________
--------------------------------------------------------------------------------
SECOND PROPOSED INSURED
================================================================================
[ ] Disability Payment of a specified Annual Premium Amount.
    Annual Amount $ ______________________________________
[ ] Term Insurance Rider $ _______________________________
[ ] Survivor Premium Payment $ __________________ years______
[ ] Term Life Rider $ _________
[ ] Disability Benefit Rider $ __________________
[ ] Other _________________________________________________
[ ] Other _________________________________________________
--------------------------------------------------------------------------------
First Year Anticipated, BILLED Premium (EXCLUDING 1035 Exchange, Lump Sum Funds, etc.)
--------------------------------------------------------------------------------
Subsequent Planned Annual Premium

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OL2556                              3 of 7                                 4-99

SUB-ACCOUNT ALLOCATION (Do Not Use Fractional Percentages, must total 100%)
Certain states of issue will have premiums allocated to the Money Market sub-account until termination of the Right to Cancel period as stated in the policy.
___% Aberdeen International     ___% Goodwin Money Market       ___% Research Enhanced Index   ___% Wanger Foreign Forty
___% Aberdeen New Asia          ___% Goodwin Strg Allocation    ___% Schafer Mid-Cap Value     ___% Wanger Int'l Small Cap
___% Duff & Phelps Real Estate  ___% Goodwin Strg Theme         ___% Schafer Mid-Cap Growth    ___% Wanger Twenty
___% Engemann Nifty Fifty       ___% Guaranteed Income          ___% Templeton Stock           ___% Wanger US Small Cap
___% Goodwin Balanced           ___% Hollister Value Equity     ___% TPT Asset Allocation      ___% Other
___% Goodwin Fixed Income       ___% Mutual Shares Investments  ___% TPT Developing Markets    ___% Other
___% Goodwin Growth             ___% Oakhurst Growth & Income   ___% TPT International         ___% Other

TEMPORARY MONEY MARKET ALLOCATION  If the state of issue does not require premiums automatically allocated to the Money Market subaccount, but you prefer to temporarily allocate your premiums to the Money Market sub-account until the Right to Cancel period,
as stated in the policy, indicate [ ] Yes   [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
Telephone Transfers and Changes in Payment Allocations
[ ] Yes  [ ] No  Telephone transfers and changes in payment allocation are subject to the terms of the prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.
-----------------------------------------------------------------------------------------------------------------------------------
DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION
BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS?   [ ] YES  [ ] NO

If you are purchasing Variable Life Policy, do you believe it is suitable to meet your financial objectives?   [ ] Yes  [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
===================================================================================================================================
SECTION IX - EXISTING LIFE INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED                                                                                    SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
[ ] YES  [ ] NO  With this policy, do you plan to replace (in whole or in part, now or in the future) any existing  [ ] Yes  [ ] No insurance or annuity in force?

[ ] YES  [ ] NO  Do you plan to borrow or otherwise use values from an existing insurance policy or annuity to pay  [ ] Yes  [ ] No any initial or subsequent premium(s) for this policy?
-----------------------------------------------------------------------------------------------------------------------------------
For all Yes answers above, please provide the following information and describe all coverage in force for proposed insureds.
Include individual and group, if none, write none.
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED                                             SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Total Life Insurance in force (if none, indicate) $________        Total Life Insurance in force (if none, indicate) $________
Total Accidental Death Benefit in force                            Total Accidental Death Benefit in force
  (if none, indicate) $_________                                       (if none, indicate) $_________
===================================================================================================================================
Company                                                            Company
-----------------------------------------------------------------------------------------------------------------------------------
Year Issued                                                        Year Issued
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number                                                      Policy Number
-----------------------------------------------------------------------------------------------------------------------------------
Amount $                                                           Amount $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Personal  [ ] Business                                         [ ] Personal  [ ] Business
===================================================================================================================================
Company                                                            Company
-----------------------------------------------------------------------------------------------------------------------------------
Year Issued                                                        Year Issued
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number                                                      Policy Number
-----------------------------------------------------------------------------------------------------------------------------------
Amount $                                                           Amount $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Personal  [ ] Business                                         [ ] Personal  [ ] Business
===================================================================================================================================
Company                                                            Company
-----------------------------------------------------------------------------------------------------------------------------------
Year Issued                                                        Year Issued
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number                                                      Policy Number
-----------------------------------------------------------------------------------------------------------------------------------
Amount $                                                           Amount $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Personal  [ ] Business                                         [ ] Personal  [ ] Business
===================================================================================================================================
SECTION X - INCOME INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED                                             SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Earned Income                                                      Earned Income
-----------------------------------------------------------------------------------------------------------------------------------
Independent Income                                                 Independent Income
-----------------------------------------------------------------------------------------------------------------------------------
Net Worth                                                          Net Worth
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

OL2556                                                     4 of 7                                                              4-99

===================================================================================================================================
SECTION XI - ADDITIONAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED                                                                                    SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Yes  No                                                                                                                  Yes  No
[ ]  [ ] 1. Have you used tobacco or nicotine products in any form in the last 15 years? If "Yes", PLEASE CIRCLE the     [ ]  [ ]
            product(s) used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum.

[ ]  [ ] 2. Have you ever applied for life, accident, or health insurance and been postponed, or been offered a policy   [ ]  [ ]
            differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).

[ ]  [ ] 3. Are you negotiating for other insurance? (If "Yes", name companies and total amount to be placed in force).  [ ]  [ ]

[ ]  [ ] 4. Do you intend to live or travel outside the United States or Canada? (If "Yes", state where and for how
            long).                                                                                                       [ ]  [ ]

[ ]  [ ] 5. Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes", complete     [ ]  [ ]
            Aviation Questionnaire, form FN7).

[ ]  [ ] 6. Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor vehicle, [ ]  [ ]
            motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation Questionnaire, form OL1064).

[ ]  [ ] 7. Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged      [ ]  [ ]
            with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?
-----------------------------------------------------------------------------------------------------------------------------------
Give full details for all "Yes" answers above.
-----------------------------------------------------------------------------------------------------------------------------------
  Name of Proposed Insured          Question Number                                         Details
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
SECTION XII - COMPLETE FOR PROPOSED INSUREDS IF TEMPORARY INSURANCE IS REQUESTED
-----------------------------------------------------------------------------------------------------------------------------------
If either of the following questions are answered "Yes" or left blank, no agent or broker is authorized to accept money and a
Temporary Insurance Agreement MAY NOT be issued, and no coverage will take effect.
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED                                                                                    SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Yes  No                                                                                                                  Yes  No
[ ]  [ ] a. Within the past two years been treated for heart disease, stroke, or cancer or had such treatment            [ ]  [ ]
            recommended.

[ ]  [ ] b. Within the past 60 days have you been scheduled to have any diagnostic test (excluding HIV tests or surgery  [ ]  [ ]
            not yet performed?
-----------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
===================================================================================================================================
SECTION XIII - MEDICAL HISTORY OF PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)                         SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Height                           Weight                                Height                           Weight
-----------------------------------------------------------------------------------------------------------------------------------
Has your weight decreased by 10 or more pounds in the past             Has your weight decreased by 10 or more pounds in the past
2 years? If "yes", how much? ______ lbs. [ ] Yes  [ ] No               2 years? If "yes", how much? ______ lbs. [ ] Yes  [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Personal Physicians(s) or Health           Name(s) and Address(es) of Personal Physicians(s) or Health
Care Facility(s)    [ ] None                                          Care Facility(s)    [ ] None

___________________________________________________________            ___________________________________________________________

___________________________________________________________            ___________________________________________________________

___________________________________________________________            ___________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
FOR HOME OFFICE OR ADMINISTRATIVE OFFICE USE ONLY



-----------------------------------------------------------------------------------------------------------------------------------

OL2556                                                     5 of 7                                                              4-99

===================================================================================================================================
SECTION XIII - MEDICAL HISTORY OF PROPOSED INSURED (continued)
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)                         SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Date and Reason for last consultation:                                 Date and Reason for last consultation:

-----------------------------------------------------------------------------------------------------------------------------------
                                          AGE AT    CAUSE OF                                                     AGE AT    CAUSE OF
  FAMILY RECORD      AGE      HEALTH      DEATH      DEATH                FAMILY RECORD      AGE      HEALTH      DEATH     DEATH
-----------------------------------------------------------------------------------------------------------------------------------
Father                                                                    Father
-----------------------------------------------------------------------------------------------------------------------------------
Mother                                                                    Mother
-----------------------------------------------------------------------------------------------------------------------------------
Brothers/Sisters                                                          Brothers/Sisters
# Living _______                                                          # Living _______

# Deceased ______                                                         # Deceased ______
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)                          SECOND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------
Yes  No  Have you within the past 10 years been treated for:                                                             Yes  No
[ ]  [ ] 1.  Heart disease, abnormal heart rhythm, heart murmur, chest pain, angina, high blood pressure, or other       [ ]  [ ]
             disorder of the heart or blood vessels?
[ ]  [ ] 2.  Skin disease, cancer, tumor, anemia or blood or lymph gland disorder?                                       [ ]  [ ]
[ ]  [ ] 3.  Epilepsy, fainting spells, stroke, nervous or mental condition, paralysis or any other abnormality of the   [ ]  [ ]
             brain or nervous system?
[ ]  [ ] 4.  Colitis or Crohn's disease, ulcer, hepatitis, liver or digestive disorder?                                  [ ]  [ ]
[ ]  [ ] 5.  Asthma, shortness of breath, emphysema, or other lung disorder?                                             [ ]  [ ]
[ ]  [ ] 6.  Diabetes or elevated blood sugar, bladder, kidney or other urinary disorder?                                [ ]  [ ]
[ ]  [ ] 7.  Arthritis, or any other disorder of the back, spine, neck or joints?                                        [ ]  [ ]
[ ]  [ ] 8.  Or been diagnosed by a medical professional for Acquired Immune Deficiency Syndrome (AIDS)?                 [ ]  [ ]
[ ]  [ ] 9.  During the past 10 years, have you used narcotics, amphetamines, cocaine or any prescription drug except    [ ]  [ ]
             in accordance with a physician's instructions?
[ ]  [ ] 10. During the past 10 years, have you been advised or has treatment been recommended to limit or stop your     [ ]  [ ]
             intake of alcohol?
[ ]  [ ] 11. Had an electrocardiogram, x-ray, or blood, (excluding Human Immunodeficiency Virus (HIV) tests) urine or    [ ]  [ ]
             other medical tests (excluding Human Immunodeficiency Virus (HIV) tests)?
[ ]  [ ] 12. Been scheduled to have any diagnostic test, (excluding Human Immunodeficiency Virus (HIV) tests)            [ ]  [ ]
             hospitalization or surgery not yet performed?
[ ]  [ ] 13. Other than noted above, have you seen a doctor, counselor, therapist for any illness, injury or surgery?    [ ]  [ ]
[ ]  [ ] 14. Are you currently taking any medication, treatment, therapy or under medical observation?                   [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
Give details to any "Yes" answers to questions.
-----------------------------------------------------------------------------------------------------------------------------------
  NAME OF                                       DATE OF EACH                  CURRENT                     NAME AND ADDRESSES
 PROPOSED      QUESTION                                       /  DURATION  /                                       OF
  INSURED       NUMBER          DIAGNOSIS        OCCURRENCE                   STATUS                 DOCTORS AND MEDICAL FACILITIES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
The right is reserved to the Company to call for a medical examination by an appointed medical examiner should further evidence of insurability be deemed necessary. The producer taking this application confirm that the/she has truly and accurately recorded the information supplied by the proposed insured(s) on the application.


-----------------------------------------------------------------------------------------------------------------------------------

OL2556                                                     6 of 7                                                              4-99

===================================================================================================================================
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.

I understand that i) this application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered herein; ii) the producer has no authority to make, modify, alter or discharge any contract hereby applied for and; iii) the insurance policy applied for shall not take effect until the later of receipt of an application and payment of the issue premium due.

Under penalty of perjury, I confirm that the number given is my correct social security or taxpayer identification number and that
I am not subject to backup withholding (strike this out and initial if not true).

$__________ has been paid by ______________________________ to the producer named below for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the Temporary Insurance Receipt bearing the same number as this application.

===================================================================================================================================

                                                AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, any such information. If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge of any agency employed by the company to collect and transmit such information.

The information requested by Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau and the Underwriting Process.

I also authorize the preparation of an investigative consumer report.   [ ] I do  [ ] I do not (check one only) require that I be
interviewed in connection with any investigative consumer report that may be prepared.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. I understand I may or an individual authorized to act on my behalf may receive a copy of this authorization on request.

I have reviewed this application, and I hereby verify that all information given here and in Part II of this application is true and complete to the best of my knowledge and belief, and has been fully correctly recorded.
===================================================================================================================================
First Proposed Insured                                    State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
Second Proposed Insured                                   State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
Owner (if other than proposed insured)                    State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
Owner (if other than proposed insured)                    State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
Owner (if other than proposed insured)                    State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
Owner (if other than proposed insured)                    State Signed In        Witness                                   Date

-----------------------------------------------------------------------------------------------------------------------------------
The Producer hereby confirms that the Proposed Insured(s) and Owner(s) if different from Proposed Insured(s), signed this application in his/her presence; that the Producer has truly and accurately recorded on the application the information supplied by the proposed insured(s); and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] YES  [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?   [ ] YES   [ ] NO
-----------------------------------------------------------------------------------------------------------------------------------
Lic. Agt./Reg. Rep.'s Signature                               Date         Lic. Agt./Reg. Rep.'s I.D. No.
X
-----------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer Name and Address                                                                                Broker/Dealer No.

-----------------------------------------------------------------------------------------------------------------------------------


OL2556                                                     7 of 7                                                              4-99